SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 26, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an
Amended and Restated Owner Trust Agreement, dated as of June 26, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 1998-HI2)


                    Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                 333-28025           41-1808858
(State or Other Jurisdiction   Commission          (I.R.S. Employer
of Incorporation)              File Number)       Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota       55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            4.1 Servicing Agreement dated as of June 1, 1998 among Residential Funding Corporation, as master servicer, Home Loan Trust 1998-HI2, as issuer, and The Chase Manhattan Bank, as indenture trustee.

            4.2 Grantor Trust Agreement dated as of June 26, 1998 between Residential Funding Mortgage Securities II, Inc., as depositor and The Chase Manhattan Bank, as grantor trustee.

            4.3 Amended and Restated Owner Trust Agreement dated as of June 26, 1998 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

            4.4 Indenture dated as of June 26, 1998 between Home Loan Trust 1998-HI2, as issuer and The Chase Manhattan Bank, as indenture trustee.

            10.1 Home Loan Purchase Agreement dated as of June 26, 1998 between Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES II, INC.


                                     By:
                                     Name: Randal L. Van Zee
                                     Title: Vice President


Dated: July 9, 1998




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES II, INC.


                                     By:    /s/ Randal L. Van Zee
                                     Name:  Randal L. Van Zee
                                     Title: Vice President


Dated: July 9, 1998



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                                  EXHIBIT 4.1



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                                  EXHIBIT 4.2



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                                  EXHIBIT 4.3



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                                  EXHIBIT 4.4


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                                 EXHIBIT 10.1



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                                   EXHIBITS
                            (Intentionally Omitted)




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